UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K/A
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed by Alexander & Baldwin, Inc. to provide financial statements that are required pursuant to Item 9.01 of the Current Report on Form 8-K filed on December 20, 2013, related to the December 20, 2013 acquisition of a portfolio of commercial properties in Hawaii (the "Kailua Portfolio"). The Kailua Portfolio was purchased for $360.7 million, plus assumed debt of $12.0 million, from Castle Family LLC, Castle 1974 LLC, Castle Residuary LLC, Castle Kaopa LLC, and Harold K. L. Castle Foundation. The portfolio encompasses 43 grocery- and drug store-anchored shopping centers, light industrial properties and 51 acres ground leased to third-parties and improved with 760,000 square feet of retail and other commercial space, primarily located in the Windward Oahu town of Kailua. The portfolio also includes approximately 585 acres of mostly preservation-zoned land on Oahu.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following are filed as exhibits hereto and are incorporated by reference:

Independent Auditors' Report
Historical Summary of the combined statements of revenues and certain expenses of the Kailua Portfolio for the nine months ended September 30, 2013 (unaudited) and for the year ended December 31, 2012
Notes to the Historical Summary of the combined statements of revenues and certain expenses

(b)	Pro Forma Financial Information.

The following are furnished as exhibits hereto and are incorporated by reference:

Unaudited Pro Forma Condensed Consolidated Statement of Income of Alexander & Baldwin, Inc. for the year ended December 31, 2013
Notes to Pro Forma Condensed Consolidated Statement of Income of Alexander & Baldwin, Inc.

(d)	Exhibits.

Exhibit No.    Description of Exhibit

99.1
Historical Summary of the combined statements of revenues and certain expenses of the Kailua Portfolio for the nine months ended September 30, 2013 (unaudited) and for the year ended December 31, 2012, Notes to the Historical Summary of the combined statements of revenues and certain expenses, and Independent Auditors' Report.

99.2
Unaudited Pro Forma Condensed Consolidated Statement of Income of Alexander & Baldwin, Inc. for the year ended December 31, 2013 and Notes to Pro Forma Condensed Consolidated Statement of Income of Alexander & Baldwin, Inc.

23.1	Consent of Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 10, 2014

ALEXANDER & BALDWIN, INC.

/s/ Paul K. Ito
Paul K. Ito
Senior Vice President, Chief Financial Officer,
Treasurer and Controller